UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 4, 2005

UNIVERSAL CITY FLORIDA HOLDING CO. I

UCFH I FINANCE, INC.

UNIVERSAL CITY FLORIDA HOLDING CO. II

UCFH II FINANCE, INC.

(Exact name of Registrants as specified in its charter)

Florida	333-122778	59-3354262
Florida		20-1937766
Florida		59-3354261
Florida		20-1937798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

1000 Universal Studios Plaza Orlando, FL		32819-7610
(Address of principal executive offices)		(Zip code)

(407) 363-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

During April, Universal City Development Partners, Ltd., a wholly owned subsidiary of ours, entered into two interest rate swap transactions with JP Morgan Chase Bank, N.A. in order to hedge its variable rate debt. The interest rate swaps begin with notional amounts of $200 million and $300 million, respectively, with the latter swap’s notional value declining to $125 million by January 15, 2008. The interest rate swaps also carry fixed interest rates of 4.772% and 4.405%, respectively. The effective dates of the swaps are February 20, 2006 and January 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY FLORIDA HOLDING CO. I

Date:	May 4, 2005	By:	/s/ Michael J. Short
		Name:	Michael J. Short
		Title:	Treasurer and Chief Financial Officer

UCFH I FINANCE, INC.

Date:	May 4, 2005	By:	/s/ Michael J. Short
		Name:	Michael J. Short
		Title:	Treasurer and Chief Financial Officer

UNIVERSAL CITY FLORIDA HOLDING CO. II

Date:	May 4, 2005	By:	/s/ Michael J. Short
		Name:	Michael J. Short
		Title:	Treasurer and Chief Financial Officer

UCFH II FINANCE, INC.

Date:	May 4, 2005	By:	/s/ Michael J. Short
		Name:	Michael J. Short
		Title:	Treasurer and Chief Financial Officer